UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2025

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2025, Strattec Security Corporation (the “Company”) entered into an amended and restated credit agreement (the “Credit Agreement”) between the Company, as borrower, and BMO Bank N.A., as lender (the “Lender”). All capitalized terms used in this subsection and not otherwise defined in this subsection shall have the meanings given in the Credit Agreement.

The Credit Facility provides for a $40.0 million secured revolving credit facility with a $5.0 million sublimit for the issuance of commercial and standby letters of credit (the “Credit Facility”). Proceeds of the loans under the Credit Facility may be used (a) to refinance outstanding Indebtedness, (b) for ordinary working capital purposes, (c) for capital expenditures and (d) for other lawful corporate purposes.

Borrowings under the Credit Facility bear interest at a rate per annum equal to, at the Company’s option, (a) one-, three-, or six-month Term SOFR plus 150.0 basis points, or (b) the Adjusted Base Rate. Subject to certain conditions, the Company may borrow, prepay and reborrow amounts under the Credit Facility at any time during the term thereof and may reduce the revolving loan commitments, in whole or in part, without penalty or premium.

The Company is required to pay, on a quarterly basis, a commitment fee based on amounts committed but unused under the Credit Facility at a rate equal to 17.5 basis points per annum. The Company is also obligated to pay certain customary letter of credit fees.

The Company’s obligations under the Credit Facility are guaranteed by the Company’s wholly owned subsidiary, Strattec Power Access LLC, and other wholly owned subsidiaries required to join from time to time as guarantors thereunder (collectively, the “Guarantors”), and secured by a first-priority security interest in substantially all of the personal property of the Company and the Guarantors, subject to certain customary exclusions and exceptions.

The Credit Facility is scheduled to mature on October 27, 2028 (unless terminated earlier in accordance with the terms thereof). The Credit Facility also contains representations, warranties and affirmative and negative covenants that the Company considers customary.

The Credit Facility requires the Company to maintain Consolidated Net Worth of at least (a) $165,000,000, plus (b) beginning with the fiscal year ending on June 28, 2026, 50% of the Company’s positive Consolidated Net Earnings for such fiscal year (without any deduction for net losses). The Credit Facility also contains various information and reporting requirements.

The Credit Facility contains customary events of default, including, without limitation, events of default based on certain payment obligations, material inaccuracies of representations and warranties, covenant defaults, final judgments and orders, material ERISA events, change in control, insolvency proceedings, and defaults under certain other obligations. Upon the occurrence and during the continuance of an event of default, the Lender may terminate its commitments and accelerate the Company’s obligations under the Credit Facility.

The foregoing description of the Credit Facility is qualified in its entirety by reference to the Credit Facility, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2025, the Company issued a press release (the “Press Release”) announcing results for the fiscal first quarter ended September 28, 2025. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on October 30, 2025, the Company first provided investors with a supplemental presentation regarding fiscal first quarter earnings and other current financial information, attached as Exhibit 99.2 hereto and incorporated by reference herein (the “Investor Presentation”).

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02, Exhibit 99.1 and

Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), except as may be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

As described in “Item 2.02 Results of Operations and Financial Condition” above, on October 30, 2025, the Company issued a Press Release announcing earnings results for the fiscal first quarter ended September 28, 2025 and an Investor Presentation containing supplemental fiscal first quarter earnings and other current financial information. The Press Release and Investor Presentation issued in connection with the announcement are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended & Restated Credit Agreement
99.1	Press Release of Strattec Security Corporation, issued October 30, 2025
99.2	Investor Presentation
104	104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By:/s/ Matthew P. Pauli

Matthew P. Pauli, Senior Vice President and

Chief Financial Officer

Date: October 30, 2025